UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101) INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

[REGISTRANT]

ING Asia Pacific High Dividend Equity Income Fund

ING Emerging Markets High Dividend Equity Fund

ING Global Advantage and Premium Opportunity Fund

ING Global Equity Dividend and Premium Opportunity Fund

ING Infrastructure, Industrials and Materials Fund

ING International High Dividend Equity Income Fund

ING Prime Rate Trust

ING Risk Managed Natural Resources

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(4) Date Filed:

D.F. King & Co., Inc.

Inbound Telephone Script

ING CLOSED END FUNDS

INTRODUCTION:

Hello, [REPRESENTATIVE STATES FUND NAME] proxy information line.  My name is                       . How may I help you?

Would you like me to record your vote over the telephone right now?

Do you have any questions that I may answer about this proxy?

If shareholder asks how to vote via the Internet, direct them that the website is printed on their proxy card or voting instruction card and that they will need the control number from the card.

If shareholder asks how to vote via touch—tone telephone, direct them that the telephone number is printed on their proxy card or voting instruction card and that they will need the control number from the card.

Take time to answer all questions carefully.  Do not give advice.  Remind the shareholder that the Board of Trustees has recommended that they vote in favor of the proposals.  Most questions can be addressed by referring to the proxy statement.

IF THE SHAREHOLDER CHOOSES TO VOTE:  Here is how we will proceed.  I will ask you for two pieces of information for verification:  your name and your address.  Finally, I will confirm that you have received the proxy materials and take your vote.  You will be mailed a letter confirming your vote, which will tell you how to make any changes, if you wish.  Do you feel comfortable with this process?

In order to record your vote, I will be recording this portion of the call. Do I have your permission?

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BEGIN THE VOTE PROCESS:

First, I’ll reintroduce myself.  My name is                     . I am with D.F. King & Co., Inc. acting on behalf of [REPRESENTATIVE STATES FUND NAME]. Today’s date is                      and the time is                     .

May I please have your full name?  [If shareholder is an entity: May I please have your title?  Can you confirm that you are authorized to direct the voting of these [REPRESENTATIVE STATES FUND NAME] shares?

May I please have your address?

Have you received the proxy materials?

VOTING:

The Fund’s Board is recommending a vote in favor of the proposals.  Would you like to vote your shares as recommended by the Board on the proposal?

Just to confirm, you have voted FOR/AGAINST/ABSTAIN on the proposals [REPRESENTATIVE READS THE VOTE FOR EACH PROPOSAL].

CLOSING:

I have recorded your vote.  You have voted [insert summary of proposal voting].  Is that correct?  As your voting agent I will execute a written proxy in accordance with your instructions and forward it on to the Fund.  In the next 72 hours, we will mail you a letter by first class mail confirming your vote.  If you wish to change your vote for any reason, please call us at the phone number listed in the letter.  Thank you for your time.

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D. F. King & Co., Inc.

Outbound Script

ING Closed End Funds

Annual Meeting of Shareholders: May 6, 2013

Introduction:

Hello, my name is [REPRESENTATIVE STATES THEIR FIRST AND LAST NAME] and I am calling from D.F. King & Co. on behalf of the ING [REPRESENTATIVE STATES FUND NAME] May I speak with Mr./Mrs./Ms. [SHAREHOLDER’S LAST NAME]?

If the shareholder is not available:

I am calling regarding a proxy meeting scheduled for May 6, 2013, may I leave a call back number so that he/she may get more information regarding the matter? Or is there a better time to reach him/her?

[ONCE SHAREHOLDER IS ON THE LINE]:

Mr./Mrs. /Ms. [SHAREHOLDER’S LAST NAME] my name is [REPRESENTATIVE STATES THEIR FIRST AND LAST NAME] and I am calling on a recorded line regarding your investment in the ING [REPRESENTATIVE STATES FUND NAME]

Recently, you were mailed a proxy statement, along with a proxy card or voting instruction form to cast your vote at the upcoming Annual Meeting of Shareholders to be held on May 6, 2013.  The tabulator for the Annual Meeting has yet to receive your vote.  Therefore, I’m calling to ask if you would be willing to vote your shares by telephone with me now?

IF THEY DID NOT RECEIVE PROXY MATERIALS — Help the shareholder obtain the materials he/she requires.  Make sure the address is correct, make any necessary corrections [code the disposition as “14” or “15”].

Voting:

IF YES/THE SHAREHOLDER WOULD LIKE TO VOTE THEIR SHARES — The Board of Trustees of the Fund has approved the proposals and is recommending a vote in favor of the proposals.  Would you like to vote your shares as recommended by the Board on the proposals?

Just to confirm, you have voted FOR/AGAINST/ABSTAIN on the proposals [REPRESENTATIVE READS THE VOTE FOR EACH PROPOSAL].  Is that correct?

IF YES — Thank you.  I have recorded your votes.  A written confirmation of your votes will be sent to you at your address of record.  For confirmation purposes, please tell me your city, state and zip code?

If the city, state and zip code are correct:

Thank you for your time and your vote Mr./Mrs./Ms. [SHAREHOLDER’S LAST NAME].  Have a good [DAY/AFTERNOON/EVENING]. END CALL.

If the city, state and/or zip code are NOT correct:

Mr./Mrs./Ms.[SHAREHOLDER’S LAST NAME] the city, state and/or zip code that you just recited for me doesn’t match our records and, therefore, I can’t take your vote by telephone.  Instead, I urge you to complete, sign, date and return your proxy card or voting instruction form at your earliest convenience, or vote your shares by touch-tone telephone or on the Internet by following the instructions provided on your proxy card or voting instruction form.  Thank you for your time and have a good [DAY/AFTERNOON/EVENING]. END CALL.

IF NO/THE SHAREHOLDER WOULD NOT LIKE TO VOTE THEIR SHARES — [REFER TO APPROPRIATE REBUTTAL AND CONCLUDE BY ASKING IF UPON REFLECTION THE SHAREHOLDER WOULD LIKE YOU TO RECORD THEIR VOTE]

IF YES/THE SHAREHOLDER HAS DECIDED TO VOTE THEIR SHARES — Thank you.  The Board of Trustees of the Fund has approved the proposals and is recommending a vote in favor of the proposals.  Would you like to vote your shares as recommended by the Board on the proposals?

Just to confirm, you have voted FOR/AGAINST/ABSTAIN on the proposal [REPRESENTATIVE READS THE VOTE FOR EACH PROPOSAL].  Is that correct?

IF YES — Thank you.  I have recorded your votes.  A written confirmation of your votes will be sent to you at your address of record.  For confirmation purposes, please tell me your city, state and zip code?

If the city, state and zip code are correct:

Thank you for your time and your vote Mr./Mrs./Ms. [SHAREHOLDER’S LAST NAME].  Have a good [DAY/AFTERNOON/EVENING]. END CALL.

If the city, state and/or zip code are NOT correct:

Mr./Mrs./Ms.[SHAREHOLDER’S LAST NAME] the city, state and/or zip code that you just recited for me doesn’t match our records and, therefore, I can’t take your vote by telephone.  Instead, I urge you to complete, sign, date and return your proxy card or voting instruction form at your earliest convenience, or vote your shares by touch-tone telephone or on the Internet by following the instructions provided on your proxy card or voting instruction form.  Thank you for your time and have a good [DAY/AFTERNOON/EVENING]. END CALL.

IF NO/THE SHAREHOLDER DOES NOT WISH TO VOTE — I’m sorry for the inconvenience. As a shareholder of the Fund on the record date, your vote is very important. If you change your mind and would like us to assist you in voting by telephone, please call us back toll-free at 1-800-848-2998 at any time between 10:00AM and 8:00PM (Eastern Daylight Time) weekdays or between 11:00AM and 5:00PM on Saturdays.  Or you can vote at any time by completing, signing, dating and returning your proxy card or voting instruction form using the postage-paid envelope provided, or by touch-tone telephone or on the Internet by following the instructions provided on your proxy card or voting instruction form.  Thank you for your time and have a good [DAY/AFTERNOON/EVENING]. END CALL

D. F. King & Co., Inc.

Answering Machine Script

ING Closed End Funds

Annual Meeting of Shareholders: May 6, 2013

Hello.  My name is [REPRESENTATIVE STATES THEIR FIRST AND LAST NAME] and I am calling from D.F. King & Co. regarding your investment in the ING [REPRESENTATIVE STATES FUND NAME] You should have recently received proxy materials in the mail concerning the Fund’s Annual Meeting of Shareholders to be held on May 6, 2013.

Your vote is important. Please sign, date and promptly mail your proxy card or voting instruction form in the postage-paid envelope provided.

Internet or touch-tone telephone voting also is available. Please follow the instructions provided on your proxy card or voting instruction form.

If you have any questions, would like to vote, or need new proxy materials, please call D.F. King at 1-800-848-2998.

Thank you.

ING MUTUAL FUNDS: MAY 2013 MEETINGS

REBUTTALS

SH states ……	Response

“My spouse takes care of it.”

I understand Mr./Mrs. Is your wife/husband available to speak with me?

(If wife/husband is unavailable)

CSR: “ Mr./ Mrs. your vote is very important to the Fund, as your wife/husband is unavailable, I would be more than happy to assist you with voting by reviewing the proposals. This would only take a brief moment of your time.”

“I don’t know how to vote … ”

The Fund’s Board has reviewed the proposals and is recommending shareholders vote FOR the proposals. Would you have any objections to voting along with the recommendation of your Board on the proposals?

“I don’t know the proposals…”	I would be happy to review the proposals with you. (Refer to the proxy statement definition of the proposals; DO NOT GIVE ADVICE).

“My broker takes care of it “

I understand that your Broker may help you choose the funds you invest in, however the proposals for this proxy require a direct vote from the shareholder and cannot be voted by your Broker. I can go over the proposals quickly for you now if you wish. (Refer to the proxy statement definition of the proposals; DO NOT GIVE ADVICE).

“I don’t have the time right now …”

I understand Mr. / Mrs. / Miss ……….., however, your vote is very important. Voting now will only take a brief moment of your time. The Fund’s Board is recommending shareholders vote FOR the proposals. Would you have any objections to voting along with the recommendation of the Fund’s Board on the proposals?

“I don’t have enough shares to vote …..”

Mr. / Mrs. / Miss. … every vote is important to the Fund and helps bring the Fund a step closer to holding the meeting. If not enough votes are received, the shareholder meeting may have to be adjourned. The Fund’s Board is recommending shareholders vote FOR the proposals. Would you have any objections to voting along with the recommendation of the Fund’s Board on the proposals?

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“I sold my shares / I no longer own shares in that Fund”

I understand, however you were a shareholder as of the record date and therefore you are the only person who can vote those shares. The Fund’s Board is recommending shareholders vote FOR the proposals. Would you have any objections to voting along with the recommendation of the Fund’s Board on the proposals?

“Why are you calling me?” # 1

The Fund has asked us to contact you because you were sent a proxy card to register your vote for the upcoming shareholder meeting and your voted hasn’t been received, so we’re calling to ask you to vote your shares. The Fund’s Board is recommending shareholders vote FOR the proposals. Would you have any objections to voting along with the recommendation of the Fund’s Board on the proposals?

“Why are you calling me?” # 2 (to use if the first answer does not satisfy the shareholder).

The Fund’s Board would like to hear from all shareholders on this matter and your Fund has asked us to call to offer you the convenience of voting over the phone. This makes your voting process much easier and faster. The Fund’s Board is recommending shareholders vote FOR the proposals. Would you have any objections to voting along with the recommendation of the Fund’s Board on the proposals?

“I don’t want to vote” or “I never vote …”

Mr. / Mrs. / Miss. …. your vote is very important to the Fund. A certain percentage of votes must be received before the meeting can be held. The Fund’s Board is recommending shareholders vote FOR the proposals. Would you have any objections to voting along with the recommendation of the Fund’s Board on the proposals?

“I don’t accept these types of calls.”

I am sorry for any inconvenience and would be more than happy to add you to our internal Do Not Call List, However, I do want to let you know that this call is in regards to your current investment in the [REPRESENTATIVE INSERTS FUND NAME] and we are simply calling to advise you of a shareholder meeting and are asking if you would like to register your vote.

“How many votes do you still need?”

I have limited information on that. What I do know is that every vote is important at this point and that is why we are calling you and other shareholders to offer you the convenience of voting over the phone. This makes your voting process much easier and faster. The Fund’s Board is recommending shareholders vote FOR the proposals. Would you have any objections to voting along with the recommendation of the Fund’s Board on the proposals?

“I’ve never received a call like this before”

I see. This has become a standard in the industry, and the proxy statement that was sent to you, mentions that if your vote is not received, you may receive a call offering you the convenience of voting by telephone. This makes your voting process much easier and faster. The Fund’s Board is recommending shareholders vote FOR the proposals. Would you have any objections to voting along with the recommendation of the Fund’s Board on the proposals?

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